Statements of Consolidated Comprehensive Income - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
COMPREHENSIVE INCOME
Net Earnings	$ 888	$ 454	$ 770
Pension and other postretirement benefit liability adjustments, net of tax benefit (expense)	(97)	85	(62)
Total comprehensive income	791	539	708
Less: Noncontrolling interest in comprehensive income	45	42	27
COMPREHENSIVE INCOME ATTRIBUTABLE TO TESORO CORPORATION	$ 746	$ 497	$ 681